EXHIBIT 99.1
------------



JONES LANG LASALLE                                    NEWS RELEASE



Contact:    Lauralee Martin
Title:      Chief Operating and Financial Officer
Phone:      +1 312 228 2073



           JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS

     Adjusted EPS of $0.30 per share and adjusted EBITDA of $49 million, excluding Restructuring and certain non-cash co-investment charges


CHICAGO, AUGUST 4, 2009 - Jones Lang LaSalle Incorporated (NYSE: JLL), the leading integrated financial and professional services firm specializing in real estate, today reported a net loss of $14 million on a U.S. GAAP basis,
or $0.40 per share, for the quarter ended June 30, 2009.   Adjusting for
Restructuring and certain non-cash co-investment charges in the second quarter of 2009, net income would have been $11 million, or $0.30 per share. The firm's adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA") were $49 million for the second quarter of 2009 compared with adjusted EBITDA of $55 million for the same period in 2008.

On a year-to-date basis, the 2009 net loss was $76 million, or $2.15 per share. The year-to-date adjusted net loss would have been $11 million, or $0.31 per share. Adjusted EBITDA on a year-to-date basis was $60 million compared with $77 million for the first half of 2008.

Revenue for the second quarter of 2009 was $576 million, a 13 percent decrease in U.S. dollars, but down only 6 percent in local currency, compared with the second quarter of 2008. Revenue for the first half of 2009 was $1.1 billion, a 13 percent decrease from $1.2 billion in 2008 but down only 5 percent in local currency.

------------------------------------------------------------------------

Second-Quarter 2009 Highlights:

  . Reported revenue of $576 million, down only 6 percent in local currency despite continued weak market conditions

  .   Corporate outsourcing drives Management Services growth

  . Cost actions generate more than $125 million in annualized base compensation and benefits savings

  . Successful equity offering and bank amendment provide improved financial flexibility

  .   Significant seasonal improvement in adjusted EBITDA

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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 2


Second-quarter results included $15 million of Restructuring charges as well as $15 million of non-cash co-investment charges. There were $32 million of Restructuring charges and $44 million of non-cash co-investment charges in the first half of 2009. Restructuring charges are primarily severance related but include integration costs from the 2008 acquisitions of The Staubach Company and Kemper's. Restructuring charges are excluded from segment operating results although they are included for consolidated reporting. The non-cash charges are primarily impairments and are included in Equity losses at the consolidated and segment reporting levels.

"During the quarter, we continued to strengthen our balance sheet, reduce costs and align the size of our business to market conditions. At the same time, we have been careful to retain our key revenue-generating teams and have increased our market share in many business areas as a result," said Colin Dyer, Chief Executive Officer of Jones Lang LaSalle. "These actions put us in a strong, stable and confident position to drive growth when markets recover."

BUSINESS LINE REVENUE COMPARISON FOR THE PERIODS ENDING JUNE 30, 2009 AND
2008:
(in millions, "LC" = local currency)

                          Three Months               Six Months
                             Ended         %           Ended          %
                         --------------  Change  -----------------  Change
                          2009    2008    in LC    2009     2008     in LC
                         ------  ------  ------  -------- --------  ------
Investor and
Occupier Services
-----------------
Leasing                  $182.8  $160.9     19%  $  316.1 $  289.7     15%
Capital Markets
  and Hotels               38.0    82.2    (47%)     65.9    139.7    (45%)
Advisory, Consulting
  and Other                61.9    97.2    (27%)    118.8    181.5    (24%)
                         ------  ------          -------- --------
Total Transaction
  Services                282.7   340.3    (10%)    500.8    610.9    (10%)

Property Management,
  Facility Management
  and Other               150.4   131.6     19%     288.3    253.1     22%
Project & Development
  Services                 71.4    86.4    (11%)    137.1    161.0     (8%)
                         ------  ------          -------- --------
Total Management
  Services                221.8   218.0      7%     425.4    414.1     11%

Other                       7.9     9.4    (10%)     14.3     17.1     (8%)
                         ------  ------          -------- --------
Total IOS Revenue        $512.4  $567.7     (3%) $  940.5 $1,042.1     (2%)

LaSalle Investment
Management
------------------
Advisory fees            $ 59.4  $ 72.6    (11%) $  119.5 $  144.7     (9%)
Transaction and
  Incentive fees            4.3    19.2    (79%)     10.4     36.6    (68%)
                         ------  ------          -------- --------
Total Investment
  Management             $ 63.7  $ 91.8    (25%) $  129.9 $  181.3    (21%)

                         ------  ------          -------- --------
Total Firm Revenue       $576.1  $659.5     (6%) $1,070.4 $1,223.4     (5%)
                         ======  ======          ======== ========


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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 3


COST ACTIONS

In the second quarter of 2009, the firm continued actions to reduce staff and eliminate significant discretionary spending. Excluding Restructuring charges, operating expenses were $543 million, compared with $621 million in the second quarter of 2008. On a local currency basis, operating expenses excluding Restructuring charges were down 6 percent for the
quarter.   Operating expenses for the first six months were down 3 percent compared with last year despite the added cost structure from the five acquisitions completed since the second quarter of 2008, including Staubach. The firm continues its cost discipline and expects to realize over $125 million in annualized compensation and benefits savings from its restructuring actions.

On a year-to-date basis, operating expenses excluding Restructuring charges were $1.0 billion in 2009, compared with $1.2 billion for the first half of 2008.

BALANCE SHEET

During the second quarter, the firm issued 6.5 million shares in a common stock offering for $218 million in net proceeds and, simultaneously, amended its credit facilities for increased financial and operational
flexibility.   The proceeds from the stock offering were used to repay debt on the firm's credit facilities. The outstanding balance on these facilities was $398 million at the end of the second quarter, and the firm
was well within its covenant limits.   The firm continues to aggressively
manage its balance sheet position with significant reductions in capital expenditures, acquisitions and dividend payments in 2009 compared with 2008.

BUSINESS SEGMENT SECOND-QUARTER PERFORMANCE HIGHLIGHTS

INVESTOR AND OCCUPIER SERVICES

  . Second-quarter revenue in the Americas region was $249 million, an increase of 31 percent over the prior year, primarily as a result of the Staubach acquisition, and an increase of 25 percent over the
      first quarter of 2009 due to improved seasonal performance.   Revenue
      for the first half of 2009 was $448 million, compared with $364 million in the first half of 2008.

      Transaction Services revenue increased 59 percent in the second quarter, to $140 million, and 47 percent year to date, to $246 million. The region's total Leasing revenue more than doubled in the quarter, to $123 million, up from $60 million in 2008, and increased 78 percent to $209 million in the first half. Management Services revenue for the second quarter of 2009 increased 7 percent, to $105 million, with new corporate outsourcing wins being partially offset by reductions in Project & Development Services as clients continue to reduce capital expenditures. Management Services for the first six months of 2009 increased 4 percent, to $196 million.

      Operating expenses were $230 million in the second quarter of 2009, an increase of 28 percent over the same period of 2008. The year-over-year increase was due to additional cost structure from the Staubach acquisition, including $3 million of non-cash amortization expense related to purchased intangible assets. Year-to-date operating expenses were $434 million, including $10 million of non-cash amortization from the Staubach acquisition, compared with $353 million for the first half of 2008.






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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 4


      The region's EBITDA for the second quarter of 2009 was $31 million compared with $18 million in the second quarter of 2008.

   . EMEA's second-quarter 2009 revenue was $143 million compared with $236 million in 2008, a decrease of 39 percent, 28 percent in local currency, driven by continued reductions in transaction volumes across the region. Revenue increased 18 percent over the first quarter of 2009 due to improved seasonal performance. Revenue on a year-to-date basis was $264 million, compared with $419 million for the first half of 2008. On a U.S. dollar basis, the decreases were driven by Capital Markets and Hotels, down $28 million in the second quarter, and $54 million year to date, and Leasing revenue, down $28 million for the quarter and $43 million year to date. Capital Markets and Hotels revenue was down 47 percent in local currency for the quarter and 50 percent on a year-to-date basis. Leasing was down 32 percent in local currency for the quarter and 27 percent for the first half of 2009. Management Services revenue, which is primarily annuity revenue, decreased 17 percent for the quarter but only 1 percent in local currency. For the first half of 2009, Management Services revenue was $94 million, compared with $107 million for the same period in 2008, but was up 6 percent in local currency.

      Operating expenses were $144 million in the second quarter, $286 million year to date, decreases of 39 and 33 percent, respectively, from the prior year. In local currency, the quarterly and year-to-date decreases were 27 percent and 18 percent, respectively. Cost reductions were the result of aggressive actions taken across the region and achieved despite the additional cost structure from two acquisitions completed since the second quarter of 2008.

      The region's EBITDA for the second quarter of 2009 was $4 million compared with $9 million in the second quarter of 2008.

   . Revenue for the ASIA PACIFIC region was $119 million for the second quarter of 2009, compared with $142 million for the same period in 2008. Revenue increased 14 percent from the first quarter of 2009 due to improved seasonal performance. On a year-to-date basis, revenue was $224 million in 2009 compared with $259 million in 2008. Excluding the impact of foreign currency exchange, revenue was down 8 percent in the quarter and 4 percent year to date compared with 2008.

      Management Services revenue in the region increased to $68 million, an 11 percent increase from the second quarter of 2008 and 19 percent in local currency. On a year-to-date basis, Management Services revenue increased 14 percent, 24 percent in local currency. The significant year-over-year increase demonstrates the firm's continued strength in corporate outsourcing, facility management and property management. Transaction Services revenue was $51 million for the quarter, a 35 percent decrease from 2008, 27 percent in local currency. Transaction Services revenue decreased 35 percent for the first half of the year, 26 percent in local currency, to $88 million. Within Transaction Services revenue, Capital Markets and Hotels revenue was down 25 percent in local currency in the quarter and 21 percent year to date. Leasing revenue was down 30 percent in local currency for the quarter and 27 percent in local currency year to date.










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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 5


      Operating expenses for the region were $117 million for the second quarter, $225 million for the first half of 2009. With an aggressive focus on costs, operating expenses decreased 15 percent for the quarter, 7 percent in local currency, and 14 percent for the first half, 4 percent in local currency. The decreases were achieved despite incremental costs related to serving more corporate outsourcing clients and higher occupancy costs compared with the same periods of 2008.

      The region's EBITDA for the second quarter of 2009 was $6 million compared with $8 million in the second quarter of 2008.


LASALLE INVESTMENT MANAGEMENT

      LASALLE INVESTMENT MANAGEMENT'S second-quarter revenue was $46 million, compared with $93 million in the prior year. On a year-to-date basis, revenue was $83 million compared with $180 million in the first half of 2008. Equity losses of $18 million and $47 million, primarily from non-cash charges related to co-investments, were included in second-quarter and first-half 2009 revenue, respectively. Advisory fees were $59 million in the quarter, down $13 million from the second quarter of 2008, 11 percent in local currency. Second-quarter 2009 Advisory fees compared favorably with Advisory fees of $60 million in the first quarter of 2009 despite the challenging operating environment.

      The business recognized $3 million of Incentive fees in the second quarter of 2009 as a result of liquidating mature funds, and $8 million in the first half of the year, primarily as a result of reaching specified performance objectives against established benchmarks. Asset sales, a key driver of Incentive and Transaction fees, continued to be limited by the availability of financing.

      LaSalle Investment Management raised $1.1 billion of equity from clients during the second quarter of 2009, $1.6 billion year to date, and assets under management were $36.3 billion. Investments made on behalf of clients totalled $300 million and $600 million for the second quarter and first half of 2009, respectively.


SUMMARY

The firm has continued to focus on cost reductions to maximize operating results in the midst of the sustained global economic downturn. New wins in the firm's Corporate Solutions business and the ability to grow share in many markets contributed to improved seasonal performance in the second quarter. The firm's successes in improving its financial position will provide greater operating flexibility to emerge stronger from the current economic environment.

















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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 6


Statements in this press release regarding, among other things, future financial results and performance, achievements, plans and objectives, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2008, and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, and in other reports filed with the Securities and Exchange Commission. Statements speak only as of the date of this release. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.



ABOUT JONES LANG LaSALLE

Jones Lang LaSalle (NYSE: JLL) is a financial and professional services firm specializing in real estate. The firm offers integrated services delivered by expert teams worldwide to clients seeking increased value by owning occupying or investing in real estate. With 2008 global revenue of $2.7 billion, Jones Lang LaSalle serves clients in 60 countries from 750 locations worldwide, including 180 corporate offices. The firm is an industry leader in property and corporate facility management services, with a portfolio of approximately 1.4 billion square feet worldwide. LaSalle Investment Management, the company's investment management business, is one of the world's largest and most diverse in real estate with over $36 billion of assets under management. For further information, please visit our Web site, www.joneslanglasalle.com.

200 East Randolph Drive Chicago, Illinois 60601 / 22 Hanover Square London W1A 2BN / 9 Raffles Place #39-00 Republic Plaza Singapore 048619



CONFERENCE CALL

The firm will conduct a conference call for shareholders, analysts and investment professionals on Wednesday, August 5 at 9:00 a.m. EDT.

To participate in the teleconference, please dial into one of the following phone numbers five to 10 minutes before the start time:

  .   U.S. callers:                 +1 877 809 9540

  .   International callers:        +1 706 679 7364

  .   Pass code:                    19563437












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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 7


WEBCAST

Follow these steps to listen to the webcast:

 1.   You must have a minimum 14.4 Kbps Internet connection

 2. Log on to http://www.videonewswire.com/event.asp?id=60349 and follow instructions

 3. Download free Windows Media Player software: (link located under registration form)

 4. If you experience problems listening, send an e-mail to prnwebcast@multivu.com



SUPPLEMENTAL INFORMATION

Supplemental information regarding the second quarter 2009 earnings call has been posted to the Investor Relations section of the company's Web site: www.joneslanglasalle.com.



CONFERENCE CALL REPLAY

Available: 12:00 p.m. EDT Wednesday, August 5 through 11:59 p.m. EDT Wednesday, August 12 at the following numbers:

  .   U.S. callers:                 +1 800 642 1687

  .   International callers:        +1 706 645 9291

  .   Pass code:                    19563437



WEB AUDIO REPLAY

Audio replay will be available for download or stream within 24 hours of the conference call. This information and link is also available on the company's Web site: www.joneslanglasalle.com.

If you have any questions, call Yvonne Peterson of Jones Lang LaSalle's Investor Relations department at +1 312 228 2919.



                                   #  #  #


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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 8


                       JONES LANG LASALLE INCORPORATED
              Summarized Consolidated Statements of Operations
          For the Three and Six Months Ended June 30, 2009 and 2008
                      (in thousands, except share data)
                                 (Unaudited)



                             THREE MONTHS ENDED        SIX MONTHS ENDED
                                  JUNE 30,                 JUNE 30,
                          ----------------------     --------------------
                             2009        2008         2009        2008
                          ----------  ----------    ---------  ----------
Revenue. . . . . . . . .  $  576,138  $  659,515   $1,070,350  $1,223,435

Operating expenses:
  Compensation and
    benefits . . . . . .     381,376     431,175      723,931     810,047
  Operating, administra-
    tive and other . . .     140,653     171,875      278,276     332,741
  Depreciation and
    amortization . . . .      21,367      18,268       45,887      34,714
  Restructuring charges
    (credits). . . . . .      15,386       --          32,428        (188)
                          ----------  ----------   ----------  ----------
      Total operating
        expenses . . . .     558,782     621,318    1,080,522   1,177,314
                          ----------  ----------   ----------  ----------

      Operating income
        (loss) . . . . .      17,356      38,197      (10,172)     46,121

Interest expense, net
  of interest income . .      14,528       3,560       27,286       4,736
Equity in (losses)
  earnings from uncon-
  solidated ventures . .     (19,248)        969      (51,271)     (1,244)
                          ----------  ----------   ----------  ----------
(Loss) income before
  income taxes and
  noncontrolling
  interest . . . . . . .     (16,420)     35,606      (88,729)     40,141
(Benefit) provision for
  income taxes . . . . .      (2,463)      8,973      (13,310)     10,116
                          ----------  ----------   ----------  ----------
Net (loss) income. . . .     (13,957)     26,633      (75,419)     30,025

Net income attributable
  to noncontrolling
  interest . . . . . . .         190       1,114          202       1,666
                          ----------  ----------   ----------  ----------
Net (loss) income
  attributable to
  the Company. . . . . .  $  (14,147) $   25,519   $  (75,621) $   28,359
                          ==========  ==========   ==========  ==========












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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 9


                       JONES LANG LASALLE INCORPORATED
        Summarized Consolidated Statements of Operations - CONTINUED
          For the Three and Six Months Ended June 30, 2009 and 2008
                      (in thousands, except share data)
                                 (Unaudited)



                             THREE MONTHS ENDED        SIX MONTHS ENDED
                                  JUNE 30,                 JUNE 30,
                          ----------------------     --------------------
                             2009        2008         2009        2008
                          ----------  ----------    ---------  ----------

Net (loss) income
  attributable to
  common shareholders. .  $  (14,433) $   24,516   $  (75,907) $   27,356
                          ==========  ==========   ==========  ==========

Basic (loss) earnings
  per common share . . .  $    (0.40) $     0.77   $    (2.15) $     0.86
                          ==========  ==========   ==========  ==========

Basic weighted average
  shares outstanding . .  35,835,788  31,876,045   35,231,252  31,824,435
                          ==========  ==========   ==========  ==========


Diluted (loss) earnings
  per common share . . .  $    (0.40) $     0.73   $    (2.15) $     0.82
                          ==========  ==========   ==========  ==========

Diluted weighted average
  shares outstanding . .  35,835,788  33,458,081   35,231,252  33,340,225
                          ==========  ==========   ==========  ==========

EBITDA . . . . . . . . .  $   18,999  $   55,317   $  (16,044) $   76,922
                          ==========  ==========   ==========  ==========




Please reference attached financial statement notes.
























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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 10


                       JONES LANG LASALLE INCORPORATED
                          Segment Operating Results
          For the Three and Six Months Ended June 30, 2009 and 2008
                               (in thousands)
                                 (Unaudited)


                             THREE MONTHS ENDED        SIX MONTHS ENDED
                                  JUNE 30,                 JUNE 30,
                          ----------------------     --------------------
                             2009        2008         2009        2008
                          ----------  ----------    ---------  ----------
INVESTOR &
 OCCUPIER SERVICES
  AMERICAS
   Revenue:
    Transaction
      services . . . . .  $  139,803  $   88,065   $  246,410  $  167,424
    Management services.     104,584      97,516      196,161     188,299
    Equity income
      (losses) . . . . .         233          41       (1,211)         41
    Other services . . .       3,967       4,253        6,818       7,973
                          ----------  ----------   ----------  ----------
                             248,587     189,875      448,178     363,737
   Operating expenses:
    Compensation,
     operating and
     administrative
     expenses. . . . . .     217,416     171,825      405,575     338,394
    Depreciation and
      amortization . . .      12,523       7,494       28,439      14,542
                          ----------  ----------   ----------  ----------
                             229,939     179,319      434,014     352,936
                          ----------  ----------   ----------  ----------
    Operating income . .  $   18,648  $   10,556   $   14,164  $   10,801
                          ==========  ==========   ==========  ==========

    EBITDA . . . . . . .  $   31,171  $   18,050   $   42,603  $   25,343
                          ----------  ----------   ----------  ----------

 EMEA
  Revenue:
   Transaction
     services. . . . . .  $   92,230  $  174,456   $  165,960  $  306,872
   Management services .      49,203      59,027       94,479     107,204
   Equity (losses)
     income. . . . . . .        (580)         85         (959)        102
   Other services. . . .       2,018       2,530        4,151       4,985
                          ----------  ----------   ----------  ----------
                             142,871     236,098      263,631     419,163
  Operating expenses:
   Compensation,
    operating and
    administrative
    expenses . . . . . .     138,374     226,900      275,316     410,960
   Depreciation and
    amortization . . . .       5,234       6,866       10,376      12,886
                          ----------  ----------   ----------  ----------
                             143,608     233,766      285,692     423,846
                          ----------  ----------   ----------  ----------
    Operating (loss)
     income. . . . . . .  $     (737) $    2,332   $  (22,061) $   (4,683)
                          ==========  ==========   ==========  ==========

    EBITDA . . . . . . .  $    4,497  $    9,198   $  (11,685) $    8,203
                          ----------  ----------   ----------  ----------

JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 11


                       JONES LANG LASALLE INCORPORATED
                    Segment Operating Results - CONTINUED
          For the Three and Six Months Ended June 30, 2009 and 2008
                               (in thousands)
                                 (Unaudited)


                             THREE MONTHS ENDED        SIX MONTHS ENDED
                                  JUNE 30,                 JUNE 30,
                          ----------------------     --------------------
                             2009        2008         2009        2008
                          ----------  ----------    ---------  ----------
 ASIA PACIFIC
  Revenue:
   Transaction
     services. . . . . .  $   50,690  $   77,748   $   88,380  $  136,630
   Management services .      68,053      61,444      134,794     118,518
   Equity losses . . . .      (1,401)        (88)      (2,372)       (150)
   Other services. . . .       1,928       2,674        3,299       4,178
                          ----------  ----------   ----------  ----------
                             119,270     141,778      224,101     259,176
  Operating expenses:
   Compensation,
    operating and
    administrative
    expenses . . . . . .     113,535     133,553      219,053     255,961
   Depreciation and
    amortization . . . .       3,072       3,451        5,993       6,328
                          ----------  ----------   ----------  ----------
                             116,607     137,004      225,046     262,289
                          ----------  ----------   ----------  ----------
   Operating income
     (loss). . . . . . .  $    2,663  $    4,774   $     (945) $   (3,113)
                          ==========  ==========   ==========  ==========

   EBITDA. . . . . . . .  $    5,735  $    8,225   $    5,048  $    3,215
                          ----------  ----------   ----------  ----------

LASALLE INVESTMENT
 MANAGEMENT
 Revenue:
  Transaction and
   other services. . . .  $      899  $    6,214   $    2,097  $   10,439
  Advisory fees. . . . .      59,386      72,552      119,458     114,683
  Incentive fees . . . .       3,377      13,036        8,343      26,230
  Equity (losses)
   income. . . . . . . .     (17,500)        931      (46,729)     (1,237)
                          ----------  ----------   ----------  ----------
                              46,162      92,733       83,169     180,115
 Operating expenses:
  Compensation,
   operating and
   administrative
   expenses. . . . . . .      52,704      70,772      102,263     137,474
  Depreciation and
   amortization. . . . .         538         457        1,079         957
                          ----------  ----------   ----------  ----------
                              53,242      71,229      103,342     138,431
                          ----------  ----------   ----------  ----------
  Operating (loss)
   income. . . . . . . .  $   (7,080) $   21,504   $  (20,173) $   41,684
                          ==========  ==========   ==========  ==========

  EBITDA . . . . . . . .  $   (6,542) $   21,961   $  (19,094) $   42,641
                          ----------  ----------   ----------  ----------

------------------------------------------------------------------------

JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 12


                       JONES LANG LASALLE INCORPORATED
                    Segment Operating Results - CONTINUED
          For the Three and Six Months Ended June 30, 2009 and 2008
                               (in thousands)
                                 (Unaudited)


                             THREE MONTHS ENDED        SIX MONTHS ENDED
                                  JUNE 30,                 JUNE 30,
                          ----------------------     --------------------
                             2009        2008         2009        2008
                          ----------  ----------    ---------  ----------

  Total segment revenue.     556,890     660,484    1,019,079   1,222,191
  Reclassification of
   equity (losses)
   income. . . . . . . .     (19,248)        969      (51,271)     (1,244)
                          ----------  ----------   ----------  ----------
    Total revenue. . . .  $  576,138  $  659,515   $1,070,350  $1,223,435
                          ==========  ==========   ==========  ==========

    Total operating
     expenses before
     restructuring
     charges (credits) .     543,396     621,318    1,048,094   1,177,502
                          ----------  ----------   ----------  ----------
    Operating income
     before restructur-
     ing charges
     (credits) . . . . .  $   32,742  $   38,197   $   22,256  $   45,933
                          ==========  ==========   ==========  ==========




Please reference attached financial statement notes.































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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 13


                       JONES LANG LASALLE INCORPORATED
                         Consolidated Balance Sheets
             June 30, 2009, December 31, 2008, and June 30, 2008
                               (in thousands)
                                 (Unaudited)


                                  JUNE 30,                    JUNE 30,
                                   2009       DECEMBER 31,     2008
                                (UNAUDITED)      2008       (UNAUDITED)
                                -----------   -----------   -----------
ASSETS
------
Current assets:
  Cash and cash equivalents. . . $   44,324    $   45,893    $   67,650
  Trade receivables,
    net of allowances. . . . . .    592,782       718,804       665,137
  Notes and other receivables. .     84,147        89,636        65,155
  Prepaid expenses . . . . . . .     37,700        32,990        39,017
  Deferred tax assets. . . . . .    124,246       102,934        89,281
  Other. . . . . . . . . . . . .      6,824         9,511        22,857
                                 ----------    ----------    ----------
    Total current assets . . . .    890,023       999,768       949,097

Property and equipment, net
  of accumulated depreciation. .    221,787       224,845       220,174
Goodwill, with indefinite
  useful lives . . . . . . . . .  1,482,067     1,448,663       865,184
Identified intangibles,
  with finite useful lives,
  net of accumulated
  amortization . . . . . . . . .     42,897        59,319        44,663
Investments in real estate
  ventures . . . . . . . . . . .    152,458       179,875       177,399
Long-term receivables. . . . . .     51,606        51,974        46,927
Deferred tax assets. . . . . . .     72,256        58,639        52,578
Other. . . . . . . . . . . . . .     67,703        53,942        55,740
                                 ----------    ----------    ----------
    Total assets . . . . . . . . $2,980,797    $3,077,025    $2,411,762
                                 ==========    ==========    ==========

LIABILITIES AND EQUITY
----------------------
Current liabilities:
  Accounts payable and
    accrued liabilities. . . . . $  309,557    $  352,489    $  254,221
  Accrued compensation . . . . .    266,717       487,895       290,533
  Short-term borrowings. . . . .     40,212        24,570        23,288
  Deferred tax liabilities . . .      3,546         2,698         4,997
  Deferred income. . . . . . . .     30,121        29,213        30,364
  Deferred business
    acquisition obligations. . .     26,436        13,073        45,168
  Other. . . . . . . . . . . . .     86,206        77,947        73,354
                                 ----------    ----------    ----------
    Total current liabilities. .    762,795       987,885       721,925












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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 14


                       JONES LANG LASALLE INCORPORATED
                   Consolidated Balance Sheets - CONTINUED
             June 30, 2009, December 31, 2008, and June 30, 2008
                               (in thousands)
                                 (Unaudited)


                                  JUNE 30,                    JUNE 30,
                                   2009       DECEMBER 31,     2008
                                (UNAUDITED)      2008       (UNAUDITED)
                                -----------   -----------   -----------

Noncurrent liabilities:
  Credit facilities. . . . . . .    398,072       483,942       441,529
  Deferred tax liabilities . . .      4,349         4,429         1,470
  Deferred compensation. . . . .     32,061        44,888        40,718
  Pension liabilities. . . . . .      4,244         4,101         1,101
  Deferred business acquisition
    obligations. . . . . . . . .    361,948       371,636        34,384
  Minority shareholder
    redemption liability . . . .     44,251        43,313         --
  Other  . . . . . . . . . . . .     78,656        65,026        52,237
                                 ----------    ----------    ----------
    Total liabilities. . . . . .  1,686,376     2,005,220     1,294,364

Company shareholders' equity:
  Common stock, $.01 par value
    per share, 100,000,000
    shares authorized;
    41,289,913, 34,561,648 and
    31,929,669 shares issued
    and outstanding as of
    June 30, 2009, December 31,
    2008 and June 30, 2008,
    respectively . . . . . . . .        413           346           319
  Additional paid-in capital . .    845,210       599,742       476,312
  Retained earnings. . . . . . .    463,883       543,318       495,908
  Shares held in trust . . . . .     (3,513)       (3,504)       (1,980)
  Accumulated other
    comprehensive (loss)
    income . . . . . . . . . . .    (15,330)      (72,220)      136,900
                                 ----------    ----------    ----------
    Total Company
      shareholders' equity . . .  1,290,663     1,067,682     1,107,459

Noncontrolling interest. . . . .      3,758         4,123         9,939
                                 ----------    ----------    ----------
    Total equity . . . . . . . .  1,294,421     1,071,805     1,117,398
                                 ----------    ----------    ----------
    Total liabilities
      and equity . . . . . . . . $2,980,797    $3,077,025    $2,411,762
                                 ==========    ==========    ==========



Please reference attached financial statement notes.











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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 15


                       JONES LANG LASALLE INCORPORATED
              Summarized Consolidated Statements of Cash Flows
               For the Six Months Ended June 30, 2009 and 2008
                               (in thousands)
                                 (Unaudited)


                                                   SIX MONTHS ENDED
                                                       JUNE 30,
                                               ------------------------
                                                  2009          2008
                                               ----------    ----------

Cash used in operating activities. . . . . . . $  (85,861)   $ (173,205)

Cash used in investing activities. . . . . . .    (49,645)     (242,671)

Cash provided by financing activities. . . . .    133,937       404,946
                                               ----------    ----------

    Net decrease in cash and
      cash equivalents . . . . . . . . . . . .     (1,569)      (10,930)

Cash and cash equivalents,
  beginning of period. . . . . . . . . . . . .     45,893        78,580
                                               ----------    ----------

Cash and cash equivalents,
  end of period. . . . . . . . . . . . . . . . $   44,324    $   67,650
                                               ==========    ==========



Please reference attached financial statement notes.

































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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 16


                       JONES LANG LASALLE INCORPORATED
                          Financial Statement Notes

1. Charges excluded from GAAP net loss to arrive at adjusted net loss for the three and six months ended June 30, 2009, are integration costs related to the Staubach and Kemper's acquisitions completed in 2008, severance costs and non-cash charges related to co-investments.

      Below are reconciliations of GAAP net loss to adjusted net income
      (loss) and calculations of earnings (loss) per share ("EPS"), for each net income (loss) total (in millions after tax, except per share):


                                              Three Months   Six Months
                                                 Ended          Ended
                                                June 30,       June 30,
                                                 2009           2009
                                              -----------    ----------

      GAAP net loss. . . . . . . . . . . . . . $    (14.4)   $    (75.9)

      Shares (in 000's). . . . . . . . . . . .     35,836        35,231
                                               ----------    ----------

      Earnings (loss) per share. . . . . . . . $    (0.40)   $    (2.15)
                                               ==========    ==========

      GAAP net loss. . . . . . . . . . . . . . $    (14.4)   $    (75.9)

      Restructuring, net of tax. . . . . . . .       13.1          27.6

      Non-cash co-investment charges,
        net of tax . . . . . . . . . . . . . .       12.7          37.2
                                               ----------    ----------

      Adjusted net income (loss) . . . . . . . $     11.4    $    (11.1)

      Shares (in 000's). . . . . . . . . . . .     37,652        35,231
                                               ----------    ----------

      Adjusted earnings (loss) per share . . . $     0.30    $    (0.31)
                                               ==========    ==========

      Dilutive shares outstanding are used in the calculation of quarter-to-date adjusted EPS. Basic shares outstanding are used in the calculations of quarter-to-date GAAP EPS and year-to-date GAAP and adjusted EPS, as use of dilutive shares outstanding in those calculations would be anti-dilutive.

2. EBITDA represents earnings before interest expense, net of interest income, income taxes, depreciation and amortization. Although EBITDA is a non-GAAP financial measure, it is used extensively by management and is useful to investors as one of the primary metrics for evaluating operating performance and liquidity. The firm believes that EBITDA is an indicator of ability to service existing debt, to sustain potential future increases in debt and to satisfy capital requirements. EBITDA is also used in the calculations of certain covenants related to the firm's revolving credit facility. However, EBITDA should not be considered as an alternative either to net income or net cash provided by operating activities, both of which are determined in accordance with GAAP. Because EBITDA is not calculated under GAAP, the firm's EBITDA may not be comparable to similarly titled measures used by other companies.



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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 17


                       JONES LANG LASALLE INCORPORATED
                    Financial Statement Notes - CONTINUED


      Below is a reconciliation of net (loss) income to EBITDA and adjusted EBITDA (in thousands):

                             THREE MONTHS ENDED      SIX MONTHS ENDED
                                  JUNE 30,               JUNE 30,
                           ---------------------  ---------------------
                             2009        2008        2009       2008
                          ----------  ----------   --------- ----------

      Net (loss) income.  $  (14,433) $   24,516  $  (75,907)$   27,356
      Add (deduct):
      Interest expense,
        net of interest
        income . . . . .      14,528       3,560      27,286      4,736
      (Benefit) provision
        for income taxes      (2,463)      8,973     (13,310)    10,116
      Depreciation and
        amortization . .      21,367      18,268      45,887     34,714
                          ----------  ----------  ---------- ----------
      EBITDA . . . . . .  $   18,999  $   55,317  $  (16,044)$   76,922
                          ==========  ==========  ========== ==========

      Add:
      Non-cash co-invest-
        ment charges . .      14,915       --         43,847      --
      Restructuring. . .      15,386       --           32,428    --
                          ----------  ----------  ---------- ----------
      Adjusted EBITDA. .  $   49,300  $   55,317  $   60,231 $   76,922
                          ==========  ==========  ========== ==========


































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JONES LANG LaSALLE REPORTS SECOND QUARTER 2009 RESULTS - PAGE 18


                       JONES LANG LASALLE INCORPORATED
                    Financial Statement Notes - CONTINUED


      Below is a reconciliation of net cash used in operating activities, the most comparable cash flow measure on the consolidated statements of cash flows, to EBITDA and adjusted EBITDA (in thousands):

                             THREE MONTHS ENDED      SIX MONTHS ENDED
                                  JUNE 30,               JUNE 30,
                           ---------------------  ---------------------
                             2009        2008        2009       2008
                          ----------  ----------   --------- ----------
      Net cash (used in)
        provided by
        operating
        activities . . .  $  (81,995) $   98,645   $ (85,861)$ (173,205)
      Add (deduct):
      Interest expense,
        net of interest
        income . . . . .      14,528       3,560      27,286      4,736
      Change in working
        capital and
        non-cash
        expenses . . . .      88,929     (55,861)     55,841    235,275
      (Benefit) provi-
        sion for income
        taxes. . . . . .      (2,463)      8,973     (13,310)    10,116
                          ----------  ----------  ---------- ----------
      EBITDA . . . . . .  $   18,999  $   55,317  $  (16,044)$   76,922
                          ==========  ==========  ========== ==========
      Add:
      Non-cash co-
        investment
        charges. . . . .      14,915       --         43,847      --
      Restructuring. . .      15,386       --         32,428      --
                          ----------  ----------  ---------- ----------
      Adjusted EBITDA. .  $   49,300  $   55,317  $   60,231 $   76,922
                          ==========  ==========  ========== ==========

3. For purposes of segment operating results, the allocation of restructuring charges to our segments has been determined to not be meaningful to investors, so the performance of segment results has been evaluated without these charges being allocated.

4. Each geographic region offers our full range of Investor Services, Capital Markets and Occupier Services. The IOS business consists primarily of tenant representation and agency leasing, capital markets and valuation services (collectively "transaction services") and property management, facilities management, project and development management, energy management and sustainability, and construction management services (collectively "management services"). The Investment Management segment provides investment management services to institutional investors and high-net-worth individuals.

5. The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, to be filed with the Securities and Exchange Commission shortly.

6.    EMEA refers to Europe, Middle East, and Africa.

7. Certain prior year amounts have been reclassified to conform to the current presentation.

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